UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2025

RECURSION PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40323	46-4099738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 S Rio Grande Street

Salt Lake City, UT 84101

(Address of principal executive offices) (Zip code)

(385) 269 - 0203

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	RXRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On July 8, 2025, Recursion Pharmaceuticals, Inc. (the “Company”), Exscientia Ventures I, Inc., an indirect wholly-owned subsidiary of the Company (“Buyer Sub”), Rallybio Corporation (“Rallybio”), and Rallybio IPB, LLC, a wholly-owned subsidiary of Rallybio (the “Seller”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”). Pursuant to the Purchase Agreement, on July 8, 2025, Buyer Sub acquired 50% of the issued and outstanding membership interests (the “Membership Interests”) of RE Ventures I, LLC (“ENPP1 JV”) from the Seller in exchange for cash and shares of Class A common stock of the Company (the “Shares”) as further described below (the “Acquisition”). Prior to the closing of the Acquisition, the Company indirectly held 50% of the membership interests of ENPP1 JV. As a result of the Acquisition, ENPP1 JV is an indirect wholly-owned subsidiary of the Company.

Under the terms of the Purchase Agreement, as partial consideration for the Acquisition, on July 8, 2025, the Company paid the Seller 1,457,952 Shares (the “Initial Shares”), calculated by dividing $7,500,000 by a per share price of $5.1442, which is the volume weighted average price of the Class A common stock of the Company over the seven consecutive trading days ending on July 7, 2025, the last trading day before the execution of the Purchase Agreement, and additional cash consideration in the amounts set forth in the Purchase Agreement. In addition, under the terms of the Purchase Agreement, as additional contingent consideration for the Acquisition, if certain milestones with respect to the compound developed by the ENPP1 JV are satisfied, the Company agreed to pay a number of Shares equal to the quotient obtained by dividing $12,500,000 by the volume weighted average price of the Class A common stock of the Company over the seven consecutive trading days ending on the day prior to the date the milestone is met (the “Contingent Shares”).

The Purchase Agreement further provides that notwithstanding anything to the contrary, the aggregate number of Shares that the Company may issue in connection with all payments under the Purchase Agreement shall not exceed 19.9% of (i) the aggregate total of shares of the Company’s Class A Common Stock and the Company’s Class B Common Stock outstanding on July 7, 2025 or (ii) the aggregate total of shares of the Company’s Class A Common Stock and the Company’s Class B Common Stock outstanding the date immediately preceding the date of issuance of any Shares issued pursuant to the Purchase Agreement, whichever is less (the “Share Maximum”). To the extent any issuance of equity consideration required to be made to the Seller under the Purchase Agreement would exceed the Share Maximum, such payments will be made in cash.

The Purchase Agreement also provides that the Company will make additional cash payments to the Seller contingent upon the occurrence of certain future events, including based on the amount of the proceeds received by the Seller from the sale of the Initial Shares and the Contingent Shares under certain circumstances and the occurrence of certain milestones or other events with respect to the compound developed by the ENPP1 JV.

The Company has agreed to use commercially reasonable efforts to, as promptly as practicable, following the issuance to the Seller of Shares under the Purchase Agreement, file a registration statement (or if the Company is a well-known seasoned issuer as of the filing date, an automatic shelf registration statement or a prospectus supplement to an effective automatic shelf registration statement that will become effective upon filing with the SEC pursuant to Rule 462(e)) with the Securities and Exchange Commission (the

“SEC”) providing for the resale by the Seller of such issued Shares. After such registration, the Company has agreed to use commercially reasonable efforts to keep such registration statement effective, subject to limited exceptions, until such date that all Shares covered by such registration statement have been sold thereunder or may be sold without restriction or volume limitation under Rule 144 as promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”).

Based in part upon the representations of the Seller in the MIPA, the offering and sale of the Shares was made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act and corresponding provisions of state securities or “blue sky” laws. The Shares have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the Shares did not involve a public offering and was made without general solicitation or general advertising.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Class A common stock or other securities of the Company.

Item 7.01. Regulation FD Disclosure.

On July 8, 2025, the Company issued a press release announcing the Acquisition. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, on this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On July 8, 2025, the Company filed a prospectus supplement dated July 8, 2025 (the “Prospectus Supplement”) and an accompanying base prospectus, which are part of Recursion’s automatic “shelf” Registration Statement on Form S-3ASR (File No. 333-284878) (the “Registration Statement”), which was previously filed on February 12, 2025 with the Securities and Exchange Commission (the “SEC”). The Prospectus Supplement was filed to register for resale 1,457,952 Shares that were issued as the Initial Shares under the Purchase Agreement as further described in Item 3.02 above, which is incorporated herein by reference. The offering of the Shares was made pursuant to an exemption from registration under the Securities Act.

A copy of the opinion of Wilson Sonsini Goodrich & Rosati, P.C. relating to the legality of the Shares is filed herewith as Exhibit 5.1.

Forward Looking Statements

The Company cautions you that statements contained in this report includes or is based upon “forward-looking statements” within the meaning of the Securities Litigation Reform Act of 1995, including, without limitation, those regarding all actions and obligations under the Purchase Agreement, and all other statements that are not historical facts. Forward-looking statements may or may not include identifying words such as “plan,” “will,” “expect,” “anticipate,” “intend,” “believe,” “potential,” “continue,” and similar terms. These statements are subject to known or unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements such as those described under the heading “Risk Factors” in the Company’s filings with the SEC, including the Company’s most recent Annual Report on Form 10-K and all subsequently filed Quarterly Reports on Form 10-Q. The Company undertakes no obligation to correct or update any such statements, whether as a result of new information, future developments, or otherwise, except to the extent required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

23.1	Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1).

99.1	Press Release issued by the Company dated July 8, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 8, 2025.

RECURSION PHARMACEUTICALS, INC.

By:	/s/ Nathan Hatfield
Nathan Hatfield
Chief Legal Officer